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                                                                   EXHIBIT 10.32

        THIS SUBLEASE AMENDMENT AGREEMENT made the 17th day of July 2003

BETWEEN:

                    OPTIWAVE CORPORATION/CORPORATION OPTIWAVE

         (a Canadian corporation, hereinafter called the "Sublandlord") OF THE FIRST PART
AND:

                                 ZIX CORPORATION

         (a Texas, U.S.A. corporation, hereinafter called the "Tenant") OF THE SECOND PART

AND
                      WAIDT CONSTRUCTION & DEVELOPMENTS LTD
         (hereinafter called the "Landlord")
         OF THE THIRD PART

         WHEREAS by written Sublease dated August 1, 2002 ("Sublease"), a Sublease Amendment Agreement dated September 30, 2002 ("First Amendment") and a Sublease Amendment Agreement dated November 19, 2002 ("Second Amendment") between the Sublandlord, the Tenant and the Landlord, the Tenant subleased space on the ground and 3rd floor of a building located at 7 Capella Court, Nepean, Ontario ("the Building"). Unless otherwise specified, all capitalized terms used herein shall have the meanings assigned to them in the Sublease. All currency references herein are in Canadian dollars.

         AND WHEREAS the Tenant and the Sublandlord have agreed to renew and further amend the Sublease so as to continue to sublet to the Tenant, effective September 1, 2003, the entire third floor of the Building as shown on the floor plan attached hereto and marked as Exhibit A and incorporated herein by reference (the "Third Floor Leased Premises").

         AND WHEREAS the Landlord has agreed to renew and amend the Sublease upon the following terms and conditions.

         NOW THEREFORE in consideration of the rents, covenants and conditions herein reserved and contained, the parties agree as follows:

     1. Except for the amendments expressly set out herein, the parties confirm that all other terms and conditions contained in the Sublease remain in full force and effect. More specifically, if the Sublease is not renewed pursuant to its terms, the Tenant shall vacate the Third Floor Leased Premises by August 31, 2005.

     2. The Gross Rent payable by the Tenant pursuant to the Sublease shall remain $25,000.00 per month plus GST for July 2003 and August 2003 as set forth in the Second Amendment. Thereafter, (for the 24 month period September 1, 2003 to August 31, 2005) the Gross Rent payable by the Tenant will be decreased by $3,000.00 per month, plus GST, (to $22,000.00 per month plus GST) as payment for the Tenant's possession and occupation of the Third Floor Leased Premises. If the Sublease is renewed on the basis of Option One, the monthly Gross Rent payable shall be $30,000.00 plus GST for the duration of any such renewal term. If the Sublease is renewed on the basis of Option Two, the monthly Gross Rent payable shall be $27,000.00 plus GST for the duration of the one (1) year renewal term. Such amounts are detailed on Exhibit B. Terms of payment shall remain the same as specified in the Sublease.

     3. The Third Floor Leased Premises are sublet to the Tenant in an "as is" condition with no requirement for any additional fit up, alterations, provision of furniture or equipment, use of

                                                   SUBLANDLORD  LANDLORD  TENANT

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         maintenance resources or leasehold improvements. There are no inducements offered to the Tenant and no free services will be provided in connection with the Tenant's occupation of the Third Floor Leased Premises. More specifically, the Tenant will continue not to receive the benefit of any phone system in connection with its occupation of the Third Floor Leased Premises and the Tenant will be required to purchase or lease, at its sole expense, a phone system that meets its requirements.

     4. As previously amended in the Second Amendment, the common areas defined in the Sublease shall include the toilets and common hallways on the third floor. The second floor is not a common area.

     5. GROSS RENT: For greater certainty, Tenant shall pay directly to the Landlord all gross rents, prepayments and deposits to be applied to the Sublandlord's rental account, as Gross Rent for the Third Floor Leased Premises, payable in equal monthly installments in advance on the first day of each calendar month during the term of the Sublease.

         IN WITNESS WHEREOF, the parties have executed this Sublease Amendment Agreement, under seal, as of the date written above.

         I, the undersigned Tenant, agree to and accept the above amendments.

SIGNED, SEALED AND DELIVERED  ) ZIX CORPORATION
in the presence of:           )
                              )
                              )
/s/ Carole Ann Rodgers        ) Per: /s/Wael Mohamed
----------------------              --------------------------------------------
Witness                       ) Print Name: Wael Mohamed
                              ) Title: VP, Global Sale     August 01/03
                              ) I/We have the authority to bind the corporation.

I, the undersigned Sublandlord, agree to and accept the above amendments.

SIGNED, SEALED AND DELIVERED  ) OPTIWAVE CORPORATION/CORPORATION OPTIWAVE
in the presence of:           )
                              )
                              )
/s/ Curtis Flanagan           ) Per: /s/ Chris Boland
-------------------                 --------------------------------------------
Witness                       ) Print Name: Chris Boland
                              ) Title: VP Finance
                              ) I/We have the authority to bind the corporation.

                                                   SUBLANDLORD  LANDLORD  TENANT

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I, the undersigned Landlord, agree to and accept the above amendments.

SIGNED, SEALED AND DELIVERED  ) WAIDT CONSTRUCTION & DEVELOPMENTS LTD.
in the presence of:           )
                              )
                              )
                              ) Per: /s/ Chris Moore
__________________________          --------------------------------------------
Witness                       ) Print Name: Chris Moore
                              ) Title: Officer
                              ) I/We have the authority to bind the corporation.

                                                   SUBLANDLORD  LANDLORD  TENANT

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